SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 28, 2000

                         Saxon Asset Securities Company
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Virginia                       34-0-20552                54-1810895
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            4880 Cox Road, Glen Allen, Virginia         23060
          ----------------------------------------    ---------
          (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code (804) 967-7400

================================================================================
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On December 28, 2000, the Registrant acquired a pool of mortgage loans (the "Subsequent Mortgage Loans") from funds on hand in the pre-funding account pursuant to the Trust Agreement dated as of December 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee (the "Trust Agreement"). The Subsequent Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Subsequent Mortgage Loans from various mortgage banking institutions. The Subsequent Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Subsequent Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

         The description of the Subsequent Mortgage Loans sold to the Trustee as of December 28, 2000, pursuant to the Trust Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

GROUP I MORTGAGE LOANS
Aggregate Scheduled Principal Balance                           $158,651,225.66
Average Scheduled Principal Balance                                  $82,803.35
Range of Scheduled Principal
   Balances                                            $9,998.01 to $650,000.00
Range of Mortgage Interest Rates                              6.475% to 16.280%
Weighted Average Mortgage Interest Rate                                 11.311%
Weighted Average Original Loan-to-Value Ratio                            73.85%
Weighted Average Combined Current
   Loan-to-Value Ratio                                                   76.61%
Weighted Average Remaining Scheduled Term
   to Maturity                                                       227 Months
Range of Remaining Scheduled Terms to
   Maturity                                                   118 to 360 Months
Weighted Average Remaining
   Amortization Term                                                 342 Months
Range of Remaining Amortization Terms                         118 to 360 Months
Second Liens                                                              4.67%
Balloon Mortgage Loans                                                   63.93%
Mortgaged Premises
   Single-family detached dwellings                                      84.78%
   Single-family attached dwellings                                       0.81%
   Planned unit developments                                              4.35%
   Condominiums                                                           3.30%
   2-4 Family                                                             3.59%
   Townhouse                                                              0.40%
   Manufactured Home                                                      2.76%
Weighted Average Servicing Fee Rate                                       0.51%
Master Servicing Fee Rate                                                 0.05%

GROUP II  MORTGAGE LOANS
Aggregate Scheduled Principal Balance                           $235,954,800.89
Average Scheduled Principal Balance                                 $125,374.50
Range of Scheduled Principal
   Balances                                           $17,593.66 to $982,840.79
Mortgage Interest Rates
   Loan Type:
      2/28 LIBOR                                                         51.66%
      3/27 LIBOR                                                         48.19%
   Weighted Average Gross Margin:
      2/28 LIBOR                                                         6.076%
      3/27 LIBOR                                                         6.149%
   Current Weighted Average Mortgage
      Interest Rate                                                     10.770%
   Range of Current Mortgage Interest
      Rate                                                    8.000% to 14.900%
   Weighted Average Maximum Lifetime
      Mortgage Interest Rate                                            17.345%
   Range of Maximum Lifetime
      Mortgage Interest Rates                                13.000% to 21.874%

   Weighted Average Lifetime Minimum
      Mortgage Interest Rate                                            10.691%
   Range of Minimum Lifetime
      Mortgage Interest Rates                                 0.990% to 14.900%
Weighted Average Original Loan-to-Value Ratio                            78.09%
Weighted Average Remaining Scheduled Term
   to Maturity                                                       359 Months
Range of Remaining Scheduled Terms to
   Maturity                                                   345 to 360 Months
Weighted Average Remaining
   Amortization Term                                                 358 Months
Range of Remaining Amortization Terms                         166 to 360 Months
Second Lien Mortgage Loans                                                0.00%
Mortgaged Premises
   Single-family detached dwelling                                       78.00%
   Single-family attached dwelling                                        1.35%
   Planned unit developments                                              8.83%
   Deminimus PUD                                                          0.85%
   Condominiums                                                           4.74%
   2-4 Family                                                             5.05%
   Townhouse                                                              0.35%
   Manufactured Home                                                      0.83%
Weighted Average Servicing Fee Rate                                       0.50%
Master Servicing Fee Rate                                                 0.05%


                                       3
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                    1) Current Scheduled Principal Balance

                         No. Of          Scheduled    No. Of        Scheduled
Current Scheduled        Fixed Mortgage  Principal    ARM Mortgage  Principal
Principal Balance ($)    Loans (%)       Balance (%)  Loans (%)     Balance (%)
---------------------    --------------  -----------  ------------  -----------
  9,998.01 -  25,000.00            6.37         1.63           .90          .16
 25,000.01 -  50,000.00           27.97        13.10         11.21         3.53
 50,000.01 -  75,000.00           26.67        20.05         18.17         9.06
 75,000.01 - 100,000.00           14.09        14.75         17.06        11.97
100,000.01 - 125,000.00            9.03        12.19         15.14        13.63
125,000.01 - 150,000.00            5.64         9.37          9.99        10.91
150,000.01 - 175,000.00            3.13         6.11          7.60         9.82
175,000.01 - 200,000.00            1.93         4.40          5.47         8.14
200,000.01 - 225,000.00            1.10         2.83          4.73         8.02
225,000.01 - 250,000.00             .94         2.71          2.71         5.12
250,000.01 - 275,000.00             .78         2.47          1.65         3.43
275,000.01 - 300,000.00             .52         1.81          1.97         4.53
300,000.01 - 325,000.00             .57         2.19           .58         1.45
325,000.01 - 350,000.00             .21          .85           .53         1.42
350,000.01 - 375,000.00             .16          .68           .43         1.24
375,000.01 - 400,000.00             .26         1.22           .37         1.16
400,000.01 - 425,000.00             .21         1.05           .05          .17
425,000.01 - 450,000.00             .10          .54           .32         1.13
450,000.01 - 475,000.00             .05          .30           .27          .98
475,000.01 - 500,000.00             .05          .31           .16          .63
500,000.01 - 525,000.00             .05          .32           .05          .22
525,000.01 - 550,000.00             .00          .00           .11          .46
550,000.01 - 575,000.00             .05          .35           .11          .48
575,000.01 - 600,000.00             .05          .37           .05          .25
600,000.01 - 625,000.00             .00          .00           .11          .52
625,000.01 - 650,000.00             .05          .41           .11          .54
675,000.01 - 700,000.00             .00          .00           .05          .29
800,000.01 - 825,000.00             .00          .00           .05          .34
975,000.01 - 982,840.79             .00          .00           .05          .42

TOTAL                            100.00       100.00        100.00       100.00


The average scheduled principal balance is (a) $103,898.37 for the mortgage loans, (b) $82,803.35 for group I and (c) $125,374.50 for group II. The minimum and maximum scheduled principal balances of the mortgage loans are $9,998.01 and $982,840.79, respectively.


                                       4
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                       2) Current Mortgage Interest Rates

                         No. Of          Scheduled    No. Of        Scheduled
Current Mortgage         Fixed Mortgage  Principal    ARM Mortgage  Principal
Interest Rate (%)        Loans (%)       Balance (%)  Loans (%)     Balance (%)
-----------------        --------------  -----------  ------------  -----------
 6.475 -   7.500                    .10          .12           .00          .00
 7.501 -   7.750                    .10          .15           .00          .00
 7.751 -   8.000                    .37          .61           .05          .15
 8.001 -   8.250                    .10          .27           .16          .20
 8.251 -   8.500                    .47          .76           .16          .17
 8.501 -   8.750                    .84          .76           .32          .41
 8.751 -   9.000                   1.62         2.64          1.91         2.69
 9.001 -   9.250                   1.46         1.78          2.39         2.86
 9.251 -   9.500                   3.18         4.75          4.04         4.80
 9.501 -   9.750                   3.34         4.50          4.62         5.96
 9.751 -  10.000                   5.22         6.56          9.72        12.79
10.001 -  10.250                   2.92         3.32          6.32         6.62
10.251 -  10.500                   5.27         5.37          8.55         8.87
10.501 -  10.750                   6.16         7.53          8.82         9.55
10.751 -  11.000                   8.19         9.30         10.84        11.10
11.001 -  11.250                   3.97         3.82          6.06         5.88
11.251 -  11.500                   6.63         7.15          7.23         6.51
11.501 -  11.750                   5.95         5.69          6.11         5.23
11.751 -  12.000                   7.15         5.81          5.95         4.67
12.001 -  12.250                   3.76         3.13          2.87         2.38
12.251 -  12.500                   5.32         4.55          3.45         2.47
12.501 -  12.750                   5.17         4.68          2.50         1.67
12.751 -  13.000                   5.01         3.91          3.29         2.02
13.001 -  13.250                   2.71         1.74          1.49          .93
13.251 -  13.500                   3.55         2.92           .64          .33
13.501 -  13.750                   2.71         1.97           .64          .38
13.751 -  14.000                   2.30         1.69           .96          .86
14.001 -  14.250                   1.83         1.17           .37          .22
14.251 -  14.500                   1.51         1.03           .32          .15
14.501 -  14.750                   1.25          .76           .05          .03
14.751 -  15.000                   1.25          .90           .16          .11
15.001 -  15.250                    .21          .14           .00          .00
15.251 -  15.500                    .16          .12           .00          .00
15.751 -  16.000                    .05          .04           .00          .00
16.001 -  16.280                    .16          .33           .00          .00

TOTAL                            100.00       100.00        100.00       100.00


The weighted average current mortgage interest rate is (a) 10.987% per annum for the mortgage loans, (b) 11.311% per annum for group I and (c) 10.770% per annum for group II.


                                       5
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             3) Current Combined Loan-to-Value Ratio on Group I (1)

                           No. Of     Scheduled
Current Combined           Mortgage   Principal
Loan-to-Value Ratio (%)    Loans (%)  Balance (%)
-----------------------    ---------  -----------
10.36 -  20.00                   .37          .20
20.01 -  25.00                   .68          .69
25.01 -  30.00                   .73          .34
30.01 -  35.00                  1.04          .57
35.01 -  40.00                  1.25          .65
40.01 -  45.00                  1.57         1.10
45.01 -  50.00                  3.08         2.29
50.01 -  55.00                  2.66         2.07
55.01 -  60.00                  4.33         3.50
60.01 -  65.00                  6.52         5.88
65.01 -  70.00                  9.13         8.82
70.01 -  75.00                 10.13        10.39
75.01 -  80.00                 23.90        27.01
80.01 -  85.00                 14.77        15.00
85.01 -  90.00                 15.92        19.08
90.01 -  95.00                  1.41         1.21
95.01 - 100.00                  2.51         1.20

TOTAL                         100.00       100.00


(1) The current combined loan-to-value ratio of a mortgage loan (including a second mortgage loan) is equal to the ratio (expressed as a percentage) of the current scheduled principal balance of the mortgage loan plus any current senior lien balances and the fair market value of the mortgage premises at the time of origination. The fair market value is the lower of (i) the purchase price and
(ii) the appraised value in the case of purchases and is the appraised value in all other cases. The weighted average combined current loan-to-value ratio is 76.61% for group I.


                                       6
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                 4) Original Loan-to-Value Ratio on Group II (1)

                           No. Of        Scheduled
Original                   ARM Mortgage  Principal
Loan-to-Value Ratio (%)    Loans (%)     Balance (%)
-----------------------    ------------  -----------
15.84 -  20.00                      .27          .12
20.01 -  25.00                      .16          .08
25.01 -  30.00                      .48          .20
30.01 -  35.00                      .27          .11
35.01 -  40.00                      .43          .27
40.01 -  45.00                      .69          .50
45.01 -  50.00                      .96         1.12
50.01 -  55.00                     1.22          .75
55.01 -  60.00                     2.87         2.77
60.01 -  65.00                     5.53         5.58
65.01 -  70.00                     9.94         9.01
70.01 -  75.00                    13.23        13.49
75.01 -  80.00                    31.72        30.99
80.01 -  85.00                    17.00        17.01
85.01 -  90.00                    14.88        17.68
90.01 -  95.00                      .37          .32

TOTAL                            100.00       100.00


(1) The weighted average original loan-to-value ratio is 78.09% for group II.


                                       7
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                     5) Remaining Scheduled Term to Maturity

                         No. Of          Scheduled    No. Of        Scheduled
Remaining Term           Fixed Mortgage  Principal    ARM Mortgage  Principal
(Months)                 Loans (%)       Balance (%)  Loans (%)     Balance (%)
--------------           --------------  -----------  ------------  -----------
118 -  120                         1.46          .55           .00          .00
133 -  144                          .16          .07           .00          .00
169 -  180                        71.92        71.38           .00          .00
229 -  240                         2.51         1.78           .00          .00
289 -  300                          .31          .33           .00          .00
337 -  348                          .05          .22           .05          .03
349 -  360                        23.59        25.67         99.95        99.97

TOTAL                            100.00       100.00        100.00       100.00


The weighted average remaining schedule term to maturity is 227 months for group I and 359 months for group II. Please note that the above calculation reflects the number of remaining payments.


                                       8
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                         6) Remaining Amortization Term

Remaining                No. Of          Scheduled    No. Of        Scheduled
Amortization             Fixed Mortgage  Principal    ARM Mortgage  Principal
Term(Months)             Loans (%)       Balance (%)  Loans (%)     Balance (%)
------------             --------------  -----------  ------------  -----------
118 -  120                         1.46          .55           .00          .00
133 -  144                          .16          .07           .00          .00
157 -  168                          .00          .00           .05          .01
169 -  180                        12.00         7.45           .05          .04
193 -  204                          .00          .00           .11          .04
217 -  228                          .00          .00           .05          .02
229 -  240                         2.51         1.78           .05          .05
253 -  264                          .05          .09           .00          .00
277 -  288                          .00          .00           .05          .05
289 -  300                          .37          .36           .00          .00
301 -  312                          .10          .10           .00          .00
313 -  324                          .16          .12           .05          .10
325 -  336                          .31          .38           .16          .09
337 -  348                          .31          .26           .43          .31
349 -  360                        82.57        88.84         98.99        99.28

TOTAL                            100.00       100.00        100.00       100.00


The weighted average remaining amortization term is 342 months for group I and 358 months for group II. Please note that the above calculation reflects the number of remaining payments.


                                       9
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           7) Gross Margin on Group II

                              No. Of     Scheduled
                              Mortgage   Principal
Gross Margin (%)              Loans (%)  Balance (%)
----------------              ---------  -----------
2.750 -  3.750                      .21          .59
3.751 -  4.000                      .21          .63
4.001 -  4.250                      .74         1.27
4.251 -  4.500                     1.91         2.46
4.501 -  4.750                     2.50         3.23
4.751 -  5.000                     4.30         5.67
5.001 -  5.250                     6.75         6.74
5.251 -  5.500                     7.60         7.51
5.501 -  5.750                     8.13         8.56
5.751 -  6.000                    10.15        10.48
6.001 -  6.250                    10.10         9.18
6.251 -  6.500                    11.80        12.51
6.501 -  6.750                     9.67         9.27
6.751 -  7.000                     8.82         8.78
7.001 -  7.250                     5.31         4.74
7.251 -  7.500                     3.93         3.07
7.501 -  7.750                     1.97         1.69
7.751 -  8.000                     2.50         1.56
8.001 -  8.250                     1.28          .92
8.251 -  8.500                     1.06          .55
8.501 -  8.750                      .74          .40
8.751 -  9.000                      .16          .13
9.001 -  9.250                      .11          .05
9.751 - 10.000                      .05          .02

TOTAL                            100.00       100.00


The weighted average gross margin is 6.106% for group II.


                                       10
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             8) Maximum Lifetime Mortgage Interest Rates on Group II

Maximum Lifetime           No. Of        Scheduled
Mortgage Interest          ARM Mortgage  Principal
Rates (%)                  Loans (%)     Balance (%)
-----------------          ------------  -----------
13.000 -  13.250                    .05          .15
13.751 -  14.000                    .05          .07
14.001 -  14.250                    .05          .09
14.251 -  14.500                    .11          .09
14.501 -  14.750                    .21          .23
14.751 -  15.000                    .85         1.33
15.001 -  15.250                   1.06         1.36
15.251 -  15.500                   2.02         2.37
15.501 -  15.750                   2.28         2.71
15.751 -  16.000                   5.90         6.84
16.001 -  16.250                   4.57         4.73
16.251 -  16.500                   6.06         6.59
16.501 -  16.750                   6.11         6.85
16.751 -  17.000                   9.72        11.62
17.001 -  17.250                   5.79         5.69
17.251 -  17.500                   7.65         7.38
17.501 -  17.750                   7.55         8.04
17.751 -  18.000                   9.03         8.97
18.001 -  18.250                   5.15         4.93
18.251 -  18.500                   5.74         5.09
18.501 -  18.750                   4.20         3.48
18.751 -  19.000                   4.57         3.18
19.001 -  19.250                   2.13         1.76
19.251 -  19.500                   2.39         1.65
19.501 -  19.750                   2.07         1.47
19.751 -  20.000                   1.91         1.23
20.001 -  20.250                   1.06          .71
20.251 -  20.500                    .27          .13
20.501 -  20.750                    .37          .22
20.751 -  21.000                    .64          .80
21.001 -  21.250                    .11          .08
21.251 -  21.874                    .32          .16

TOTAL                            100.00       100.00


The weighted average maximum lifetime mortgage interest rate is 17.345% for group II.


                                       11
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

             9) Minimum Lifetime Mortgage Interest Rates on Group II

Minimum Lifetime
Mortgage                      No. Of     Scheduled
Interest                      Mortgage   Principal
Rates (%)                     Loans (%)  Balance (%)
----------------              ---------  -----------
 0.990 -  7.500                    1.49         1.71
 7.501 -  7.750                     .21          .22
 7.751 -  8.000                     .32          .67
 8.001 -  8.250                     .53          .61
 8.251 -  8.500                     .21          .20
 8.501 -  8.750                     .43          .40
 8.751 -  9.000                    1.75         2.13
 9.001 -  9.250                    2.28         2.81
 9.251 -  9.500                    3.88         4.66
 9.501 -  9.750                    4.36         5.68
 9.751 - 10.000                    9.35        12.19
10.001 - 10.250                    5.84         6.13
10.251 - 10.500                    8.34         8.71
10.501 - 10.750                    8.55         9.29
10.751 - 11.000                   10.41        10.72
11.001 - 11.250                    6.00         5.86
11.251 - 11.500                    7.23         6.56
11.501 - 11.750                    6.11         5.23
11.751 - 12.000                    5.95         4.67
12.001 - 12.250                    2.87         2.38
12.251 - 12.500                    3.45         2.47
12.501 - 12.750                    2.50         1.67
12.751 - 13.000                    3.29         2.02
13.001 - 13.250                    1.49          .93
13.251 - 13.500                     .64          .33
13.501 - 13.750                     .64          .38
13.751 - 14.000                     .96          .86
14.001 - 14.250                     .37          .22
14.251 - 14.500                     .32          .15
14.501 - 14.750                     .05          .03
14.751 - 14.900                     .16          .11


TOTAL                            100.00       100.00


The weighted average minimum lifetime mortgage interest rate is 10.691% for group II. 99.31% of the group II mortgage loans have a minimum lifetime mortgage interest rate greater than the applicable gross margin.


                                       12
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                 10) Next Interest Adjustment Dates on Group II

Interest    No. Of        Scheduled
Adjustment  ARM Mortgage  Principal
Date        Loans (%)     Balance (%)
----------  ------------  -----------
2001-Sep             .05          .03
2002-Mar             .11          .17
2002-May             .11          .09
2002-Jun             .11          .12
2002-Jul             .37          .47
2002-Aug            1.75         1.87
2002-Sep            2.98         3.13
2002-Oct           10.04        10.99
2002-Nov           22.16        21.65
2002-Dec           12.17        11.16
2003-Jan            2.39         2.05
2003-Mar             .05          .04
2003-Apr             .05          .03
2003-May             .05          .09
2003-Jul             .32          .33
2003-Aug            1.17         1.12
2003-Sep            3.99         4.45
2003-Oct            9.99        10.61
2003-Nov           23.22        24.09
2003-Dec            7.86         6.50
2004-Jan            1.01          .87
2005-Apr             .05          .15

TOTAL             100.00       100.00


The weighted average next interest adjustment date is May 2003 for group II.


                                       13
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                    11) Occupancy Type of Mortgaged Premises

                No. Of          Scheduled    No. Of        Scheduled
                Fixed Mortgage  Principal    ARM Mortgage  Principal
Occupancy Type  Loans (%)       Balance (%)  Loans (%)     Balance (%)
--------------  --------------  -----------  ------------  -----------
Investor                  6.37         4.48          6.32         3.97
Primary                  93.01        95.10         93.30        95.74
Second Home                .63          .42           .37          .28

TOTAL                   100.00       100.00        100.00       100.00


(1) As represented by the borrowers on their mortgage loan applications.


                                       14
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                             12) Origination Program

                       No. Of          Scheduled    No. Of        Scheduled
                       Fixed Mortgage  Principal    ARM Mortgage  Principal
Origination Program    Loans (%)       Balance (%)  Loans (%)     Balance (%)
-------------------    --------------  -----------  ------------  -----------
Full                            84.03        80.11         75.35        73.84
Limited                          4.18         7.15          4.68         5.25
No Ratio                         1.36          .86           .11          .11
Stated Income                   10.44        11.88         19.87        20.80

TOTAL                          100.00       100.00        100.00       100.00


(1) See "The Mortgage Loan Pool - Underwriting Standards" on page S-26.


                                       15
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                            13) Mortgage Loan Purpose

                    No. Of          Scheduled    No. Of        Scheduled
                    Fixed Mortgage  Principal    ARM Mortgage  Principal
Loan Purpose        Loans (%)       Balance (%)  Loans (%)     Balance (%)
------------        --------------  -----------  ------------  -----------
Cash-out Refinance           69.89        66.74         53.67        53.61
Purchase                     21.97        23.53         36.66        36.69
Refinance                     8.14         9.73          9.67         9.70

TOTAL                       100.00       100.00        100.00       100.00




                                       16
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                     14) Property Type of Mortgaged Premises

                         No. Of          Scheduled    No. Of        Scheduled
                         Fixed Mortgage  Principal    ARM Mortgage  Principal
Property Type            Loans (%)       Balance (%)  Loans (%)     Balance (%)
-------------            --------------  -----------  ------------  -----------
2-4 Family                         3.65         3.59          5.79         5.05
Deminimus PUD                       .00          .00           .64          .85
High Rise Condominium               .37          .50           .37          .25
Low Rise Condominium               3.03         2.80          4.94         4.49
Manufactured Housing               3.71         2.76          1.38          .83
Planned Unit Development           3.13         4.35          6.70         8.83
Single Family Attached             1.15          .81          1.12         1.35
Single Family Detached            84.66        84.78         78.75        78.00
Townhouse                           .31          .40           .32          .35

TOTAL                            100.00       100.00        100.00       100.00




                                       17
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           15) Loan Types in Group II

                                No. Of        Scheduled
                                ARM Mortgage  Principal
Loan Type                       Loans (%)     Balance (%)
---------                       ------------  -----------
2/28 6 Mo LIBOR ARM                    52.18        51.66
3/37 6 Mo LIBOR ARM                    47.77        48.19
5 Year ARM                               .05          .15

TOTAL                                 100.00       100.00




                                       18
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                16) Geographic Distribution of Mortgaged Premises

                     No. Of          Scheduled    No. Of        Scheduled
                     Fixed Mortgage  Principal    ARM Mortgage  Principal
State                Loans (%)       Balance (%)  Loans (%)     Balance (%)
-----                --------------  -----------  ------------  -----------
Alaska                          .42          .52           .16          .19
Arizona                        1.51         1.89          2.18         1.89
Arkansas                       1.36          .75           .53          .32
California                     8.61        12.98         23.54        33.60
Colorado                       1.30         1.68          3.67         3.92
Connecticut                    1.88         1.94          2.07         2.29
Delaware                        .63          .88           .11          .05
Florida                        6.26         5.71          4.41         3.58
Georgia                        6.11         5.58          2.71         3.24
Hawaii                          .31          .37           .69          .71
Idaho                           .52          .61           .43          .37
Illinois                       5.43         5.04          7.44         6.55
Indiana                        4.65         3.50          3.35         1.69
Iowa                           1.25         1.05          1.17          .60
Kansas                          .94          .63           .96          .50
Kentucky                       1.77         1.61           .85          .53
Louisiana                      2.66         1.99          1.22          .91
Maine                           .21          .17           .11          .04
Maryland                       1.10         1.10           .37          .44
Massachusetts                   .42          .62          1.54         2.35
Michigan                       7.25         6.21          7.86         5.88
Minnesota                      1.20         1.37          2.55         2.35
Mississippi                    1.72         1.24           .21          .08
Missouri                       2.14         1.60          2.34         1.37
Montana                         .16          .45           .05          .03
Nebraska                        .52          .40           .11          .08
Nevada                          .37          .45          1.38         1.46
New Hampshire                   .37          .51           .21          .20
New Jersey                     2.35         3.34          1.17         1.32
New Mexico                      .57          .65           .48          .44
New York                       1.77         2.98           .27          .51
North Carolina                 2.77         2.51          1.06          .64
North Dakota                    .05          .03           .00          .00
Ohio                           5.11         4.29          4.30         2.84
Oklahoma                       2.30         1.53          1.06          .59
Oregon                         1.30         1.90          1.54         1.60
Pennsylvania                   4.28         3.80          2.98         2.38
Rhode Island                    .05          .08           .32          .64
South Carolina                  .63          .48           .64          .35
South Dakota                    .31          .26           .16          .09
Tennessee                      3.29         2.25          1.33         1.07
Texas                          6.32         5.81          4.25         3.74
Utah                            .52          .64          1.17         1.17
Virginia                       3.29         3.00          1.54         1.72
Washington                     2.51         4.16          3.08         3.76
Washington DC                   .16          .26           .00          .00
West Virginia                   .16          .09           .21          .10
Wisconsin                      1.15         1.01          2.13         1.67
Wyoming                         .05          .05           .11          .14

TOTAL                        100.00       100.00        100.00       100.00



                                       19
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                                17) Credit Score

                        No. Of          Scheduled    No. Of        Scheduled
                        Fixed Mortgage  Principal    ARM Mortgage  Principal
Range of Credit Scores  Loans (%)       Balance (%)  Loans (%)     Balance (%)
----------------------  --------------  -----------  ------------  -----------
  <=  400                         3.24         2.37          1.17          .67
400 - 450                          .16          .12           .05          .02
451 - 500                         7.52         7.44          5.69         4.46
501 - 550                        27.87        27.87         34.22        33.09
551 - 600                        26.30        28.25         33.37        34.66
601 - 650                        20.88        20.61         18.28        19.12
651 - 700                        10.39         9.21          5.31         5.68
701 - 750                         2.51         3.08          1.43         1.64
751 - 800                          .99          .96           .48          .67
  >   800                          .16          .10           .00          .00

TOTAL                           100.00       100.00        100.00       100.00

(1) Credit score is a tri-merged score. A tri-merged score is based on the number of scores available from the three national repositories and determined as follows: If three scores exist for a borrower then credit score will equal the middle score. If two scores exist then the credit score will equal the lower of the two scores. If only one score exists the credit score will equal that score. The weighted average credit score is equal to approximately 577.


                                       20
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

                           18) Prepayment Penalty Type

                                         No. Of          Scheduled    No. Of        Scheduled
                                         Fixed Mortgage  Principal    ARM Mortgage  Principal
Prepayment Penalty Type                  Loans (%)       Balance (%)  Loans (%)     Balance (%)
-----------------------                  --------------  -----------  ------------  -----------
1 Year   - 5% of prepayment amount                  .10          .23           .00          .00
1 Year   - 6 months advance interest                .99         1.51          1.49         2.30
1.5 Year - 6 months advance interest                .00          .00           .05          .14
2 Year   - 6 months advance interest               1.67         1.55         26.67        27.79
3 Year   - 3 months advance interest                .05          .30           .43          .73
3 Year   - 6 months advance interest              16.28        18.52         39.80        40.32
3 Year   - Saxon 3-2-1 Penalty                      .00          .00           .05          .05
4 Year   - 6 months advance interest                .21          .15           .32          .44
5 Year   - 6 months advance interest              50.37        51.90         11.32         9.55
6 Month  - 6 months advance interest                .05          .02           .00          .00
No prepayment penalty                             23.59        19.87         11.00        10.77
Miscellaneous prepayment penalties                 6.68         5.94          8.87         7.91

TOTAL                                            100.00       100.00        100.00       100.00


                                       21
--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

Item 6.  Resignations of Registrant's Directors. Not Applicable.

Item 7.  Financial Statements and Exhibits

         (a)   Financial statements of businesses acquired. Not Applicable.

         (b)   Pro forma financial information. Not Applicable.

         (c)   Exhibits. Not Applicable.

Item 8.  Change in Fiscal Year. Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S. Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SAXON ASSET SECURITIES COMPANY


                                  By: /s/ BRADLEY D. ADAMS
                                      --------------------------------
                                      Bradley D. Adams, Vice President


January 11, 2001


                                       23